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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JULY 29, 2004
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                        EMPIRE FINANCIAL HOLDING COMPANY
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
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 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)

          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
          ------------------------------------------------------------
                     (Address of principal executive office)

                                 (407) 774-1300
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
         (Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

          This Amendment No. 1 to the Current Report on Form 8-K dated July 29, 2004, originally filed with the Securities and Exchange Commission on July 29, 2004, is being filed to correct a typographical error contained in the original
Item 5 OTHER EVENTS AND REQUIRED FD DISCLOSURE, which item has since been renumbered and retitled to ITEM 8.01 OTHER EVENTS, as indicated herein.

          This Amendment No. 1 corrects the date from "November 18, 2004" to "November 12, 2005", which date is consistent with the Press Release dated July 29, 2004 that was originally filed as Exhibit 99.1 to the Current Report on Form 8-K and is contained herein as well.

ITEM 8.01 OTHER EVENTS.

          On June 27, 2004, the Registrant was notified by the American Stock Exchange that its plan for continued listing was accepted and the exemption was extended until November 12, 2005.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

          99.1 Press Release, dated July 29, 2004, of the Registrant, relating to American Stock Exchange continued listing exemption.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMPIRE FINANCIAL HOLDING COMPANY



Date:  OCTOBER 28, 2004                By: /s/ Donald A. Wojnowski Jr.
                                           ---------------------------
                                           Donald A. Wojnowski Jr.
                                           President



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                                INDEX TO EXHIBITS


       Exhibit No.         Exhibit Title
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         99.1              Press Release, dated July 29, 2004, of the
                           Registrant, relating to American Stock Exchange continued listing exemption.



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